WCT EQUITY FUND

(A portfolio of WCT Funds)

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1998

At a Special Meeting of Shareholders to be held on December 17, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of January 1, 2000. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposal:

1.      To elect five Trustees.

                                                                November 8, 1999

Cusip 92923E100 (11/99)
G02309-08